                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X] Definitive Proxy Statement              [ ] Confidential, for Use of the Commission
[ ] Preliminary Proxy Statement                 Only (as permitted by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                SONIC SOLUTIONS
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

  ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
   (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
   (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
   (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
   (5)  Total fee paid:

--------------------------------------------------------------------------------
   [ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

--------------------------------------------------------------------------------
   (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
   (3)  Filing Party:

--------------------------------------------------------------------------------
   (4)  Date Filed:

--------------------------------------------------------------------------------

                                SONIC SOLUTIONS

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 4, 2001

TO THE SHAREHOLDERS OF SONIC SOLUTIONS:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Sonic Solutions, a California corporation (the "Company"), will be held on September 4, 2001 at 3:00 p.m., California time, at the Company's principal executive offices at 101 Rowland Way, Suite 110, Novato, California 94945 for the following purposes:

  1. To elect five directors to serve for the ensuing year and until their successors are elected.

  2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only shareholders of record at the close of business on July 10, 2001 (the "Record Date") are entitled to notice of and to vote at the meeting and any adjournments thereof.

   All shareholders are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person even if such shareholder previously signed and returned a proxy.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Mary C. Sauer
                                        Secretary

Novato, California
July 18, 2001


                                   IMPORTANT

 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. THANK YOU FOR ACTING PROMPTLY.

                                SONIC SOLUTIONS
                          101 ROWLAND WAY, SUITE 110
                           NOVATO, CALIFORNIA 94945
                                (415) 893-8000

                               ----------------

              PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

   The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of Sonic Solutions (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held September 4, 2001 at 3:00 p.m., California time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices which are located at 101 Rowland Way, Suite 110, Novato, California 94945. The telephone number at that address is (415) 893-8000.

   These proxy solicitation materials were mailed on or about July 24, 2001 to all shareholders entitled to vote at the Annual Meeting.

                INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Shares Outstanding

   Shareholders of record at the close of business on July 10, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 13,762,111 shares of the Company's common stock (the "Common Stock") and 702,489 shares of Preferred Stock were outstanding and entitled to vote at the meeting.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

Voting and Solicitation

   Every shareholder voting for the election of directors may exercise cumulative voting rights and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than four candidates. However, no shareholder shall be entitled to cumulate votes unless a shareholder gives notice at the Annual Meeting prior to the voting of the intention to cumulate votes, and no votes may be cast in favor of a candidate unless the candidate's name has been placed in nomination prior to the voting. On all other matters each share is entitled to one vote on each proposal or item that comes before the Annual Meeting.

   The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business. However, broker non-votes will not be counted as votes cast on a proposal, while abstentions have the same effect as votes against a proposal.

   Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone or telegraph. No additional compensation will be paid for any such services. Costs of solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any other information furnished to the shareholders, will be borne by the Company. The Company will, upon request, reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold shares of Common Stock.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

Nominees

   The Bylaws of the Company currently provide for a Board consisting of not less than five nor more than seven directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are presently directors of the Company. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom such votes will be cumulated will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

   The name of and certain other information regarding each nominee is set forth in the table below.

                                                                                Director
   Name of Nominee          Age Position with the Company                        Since
   ---------------          --- -------------------------                       --------
   Robert J. Doris.........  48 President, Chief Executive Officer and Director   1986
   Mary C. Sauer...........  48 Senior Vice President of Business Development,    1986
                                 Secretary and Director
   Robert M. Greber........  63 Director                                          1993
   Peter J. Marguglio......  54 Director                                          1986
   R. Warren Langley.......  58 Director                                          2001

   Mr. Doris is married to Ms. Sauer. There are no other family relationships between any director or executive officer of the Company.

   Robert J. Doris. Mr. Doris founded Sonic Solutions in 1986 and has served as President, Chief Executive Officer and Director of the Company since that time. Prior to 1986 he was President of The Droid Works, a subsidiary of Lucasfilm Ltd., which produced computer-based video and digital audio systems for the film and television post-production and music recording industries. Prior to founding The Droid Works, Mr. Doris was a Vice President of Lucasfilm and General Manager of the Lucasfilm Computer Division. Mr. Doris received B.A., J.D. and M.B.A. degrees from Harvard University.

   Mary C. Sauer. Ms. Sauer founded Sonic Solutions in 1986 and has served as a Vice President and Director of the Company since that time. Ms. Sauer became Senior Vice President of Marketing and Sales in February 1993. Prior to 1986, Ms. Sauer was Vice President of Marketing for The Droid Works, and prior to joining The Droid Works, Ms. Sauer was Director of Marketing for the Lucasfilm Computer Division. Ms. Sauer received an M.B.A. in Finance and Marketing from the Wharton School of the University of Pennsylvania and a B.F.A. from Washington University in St. Louis.

   Robert M. Greber. Mr. Greber has served as a director of the Company since August 1993. Mr. Greber served as president and Chief Operating Officer of The Pacific Stock Exchange since July 1990, until January 1996 when he was elected Chairman and Chief Executive Officer. In December 1999, Mr. Greber retired from The Pacific Stock Exchange. Prior to joining The Pacific Stock Exchange, he was from 1985 to 1987 President and Chief Executive Officer of Diagnostic Networks, Inc., a network of Magnetic Resonance Imaging Centers which was merged into NMR America in 1987. Prior to DNI, Mr. Greber was President and Chief Executive Officer of Lucasfilm Ltd. from 1981 to 1985 where, among other duties, he oversaw development of digital technologies for video, film, audio, and special effects and video games applications. Before joining Lucasfilm,

Mr. Greber was associated with the firm of Merrill Lynch where he was Vice President and Manager of the Los Angeles Institutional Office. Mr. Greber holds a B.S. in Finance from Temple University. Mr. Greber also serves on the Board of Bay View Capital Corp.

   Peter J. Marguglio. Mr. Marguglio has served as a Director of the Company since August 1986. Since January 1990, Mr. Marguglio has worked at Eatec Corporation, a software company located in Berkeley, California where he is now President. Prior to joining Eatec, Mr. Marguglio was President of Resource Marketing, Inc., an equipment leasing firm he founded in 1981. Mr. Marguglio holds a Mechanical Engineering degree from the University of Washington and an M.B.A. degree from Stanford University.

   R. Warren Langley. Mr. Langley was appointed as a member of the Board of Directors and as a member of the Audit Committee on June 7, 2001. Since January 2000, Mr. Langley has been a consultant and the Managing Principal of the GuruWizard Fund, LLC. From January 2000 to May 2000, he served as interim CEO of Brush Dance, a creator of Mind-Body-Spirit products. From September 1996 until March 1999, Mr. Langley served as President and Chief Operating Officer of The Pacific Stock Exchange in San Francisco. Prior to that from August 1987 to January 1998, he was a Principal and Chief Operating Officer of Hull Trading in Chicago, a proprietary derivatives trading firm. Mr. Langley has also worked as Director of Operations Research and Industrial Engineering at United Airlines and worked in several capacities in the software, energy, and defense consulting industries after serving in the United States Air Force for fifteen years. Mr. Langley holds degrees from the United States Air Force Academy, Massachusetts Institute of Technology, and Georgia Institute of Technology.

Board Meetings and Committees

   The Board held a total of four meetings during the fiscal year ended March 31, 2001. No incumbent director participated in fewer than 75% of the total number of meetings of the Board and all meetings of the committees, if any, upon which such director served.

   During the fiscal year ended March 31, 2001, the audit committee of the Board consisted of Mr. Marguglio and Mr. Greber. Mr. R. Warren Langley was appointed as a member of the Audit Committee on June 7, 2001. All of the audit committee members are independent directors as defined in the National Association of Securities Dealers listing standards. The principal functions of the audit committee are to recommend engagement of the Company's independent auditors, to consult with the Company's auditors concerning the scope of the audit and to review with them the results of their examination, to review and approve any material accounting policy changes affecting the Company's operating results and to review the Company's financial control procedures and personnel. The audit committee held four meetings during the fiscal year ended March 31, 2001.

   The Board does not have a nominating committee or a compensation committee.

Audit Committee Report

   The Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended March 31, 2001 with the Company's management and has discussed the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees) with the representatvies of KPMG LLP, the independent auditors of the Company. The independent auditors have provided a written disclosure to the Audit Committee in compliance with Independence Standards Board No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed the auditors' independence with KPMG LLP. Based on the review of the audited consolidated financial statements for the year ended March 31, 2001 and the discussions between the Audit Committee, the Company's management and the independent auditors, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements for the year ended March 31, 2001 be included in the Company's Annual Report to Stockholders and in the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission.

   The Audit Committee acts under a written charter that was first adopted and approved by the Company's Board of Directors on June 1, 2000. In performing its functions, the Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditor, who, in its report, expresses on opinion on the conformity of the Company's annual financial statements to generally accepted accounting principals. A copy of the charter is attached as Exhibit A to this Proxy Statement.

Newly Appointed Board and Committee Member

   On June 7, 2001, Mr. R. Warren Langley was appointed as a member of the Board of Directors and as a member of the Audit Committee.

Compensation of Directors

   The Company does not pay fees to its directors for attendance at meetings. The Company does reimburse its directors for their out-of-pocket expenses incurred in the performance of their duties as directors of the Company. Directors of the Company who are not, and have not been during the preceding twelve months, employees, and who do not directly or indirectly own more than 5% of the Company's Common Stock, are eligible to receive an initial grant and thereafter annual grants of options to purchase shares of the Company's Common Stock in accordance with the Company's Non-employee Directors Stock Option Plan.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information regarding beneficial ownership of the Common Stock as of May 31, 2001 (i) by each person who is known by Sonic Solutions to own beneficially more than five percent of the Common Stock, (ii) by each of Sonic Solutions' directors, (iii) by each of Sonic Solutions' executive officers named in the Summary Compensation Table under the caption "Executive Compensation" below, and (iv) by all directors and executive officers as a group.

                                                      Number of    Percentage
                                                        Shares     of Shares
                                                     Beneficially Beneficially
   Name and Address(1)                                 Owned(2)     Owned(2)
   -------------------                               ------------ ------------
   Robert J. Doris(3)...............................  1,643,722       12.2%
   Mary C. Sauer(4).................................    803,995        6.0%
   Peter J. Marguglio(5)............................    226,235        1.7%
   Robert M. Greber(6)..............................     10,000          *
   Christopher A. Kryzan(7).........................    206,333        1.5%
   A. Clay Leighton(8)..............................    278,292        2.1%
   All directors and executive officers as a group
    (12 persons)....................................  3,557,666       26.3%

--------
*  Less than one percent.

(1) The address of the persons set forth above is c/o Sonic Solutions, 101 Rowland Way, Suite 110, Novato, CA 94945.

(2) This table is based upon information supplied by directors, officers and principal shareholders. Applicable percentage ownership for each shareholder is based on 13,510,703 shares of Common Stock outstanding as of May 31, 2001, together with applicable options for such shareholders. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities, subject to the community property laws where applicable. Shares of Common Stock subject to options are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not treated as outstanding for computing the percentage ownership of any other person.

(3) Includes 1,227,889 shares owned by Mr. Doris, and 415,833 shares issuable upon exercise of options which will be exercisable within 60 days of May 31, 2001.

(4) Includes 593,662 shares owned by Ms. Sauer, and 210,333 shares issuable upon exercise of options which will be exercisable within 60 days of May 31, 2001.

(5) Includes 208,443 shares owned by Mr. Marguglio, and 17,792 shares issuable upon exercise of options which will be exercisable within 60 days of May 31, 2001.

(6) Consists of shares issuable upon exercise of options which will be exercisable within 60 days of May 31, 2001, all of which were granted pursuant to the Company's Nonemployee Director Stock Option Plan.

(7) Consists of shares issuable upon exercise of options which will be exercisable within 60 days of May 31, 2001.

(8) Includes 38,500 shares owned by Mr. Leighton and 239,792 shares issuable upon exercise of options which will be exercisable within 60 days of May 31, 2001.

                            EXECUTIVE COMPENSATION

   The following table sets forth the total compensation for the fiscal years ended March 31, 2001, 2000 and 1999 for the Chief Executive Officer and each of the three other most highly compensated executive officers of Sonic Solutions who served as executive officers at fiscal year end and who received salary and bonuses of $100,000 or more. None of the named executive officers earned any bonuses or compensation for these fiscal years other than as set forth in the table or received any restricted stock awards, stock appreciation rights or long-term incentive plan payouts.

                          SUMMARY COMPENSATION TABLE

                                                                     Long-Term
                                                                    Compensation
                                                                    ------------
                                                       Annual        Number of
                                                    Compensation     Securities
                                     Fiscal Year ------------------  Underlying
                                     Ended March  Salary              Options
Name and Principal Position              31,       ($)    Bonus ($)    (#)(1)
---------------------------          ----------- -------- --------- ------------
Robert J. Doris.....................    2001     $225,000  $     0     85,000
 President (Chief Executive Officer)    2000     $221,250  $     0     85,000
 and Director                           1999     $138,750  $     0     85,000

Mary C. Sauer.......................    2001     $127,875  $     0     40,000
 Senior Vice President, Business        2000     $112,675  $     0     40,000
 Development, Secretary and Director    1999     $111,000  $     0     40,000

Christopher A. Kryzan...............    2001     $187,000  $38,917     48,000
 Senior Vice President,                 2000     $185,500  $45,031     25,000
 Engineering and Marketing              1999     $175,000  $32,300     40,000

A. Clay Leighton....................    2001     $180,000  $15,000     50,000
 Senior Vice President Worldwide
  Operations                            2000     $176,250  $15,000     65,000
 Finance and Chief Financial Officer    1999     $112,920  $15,000     25,000

--------
(1) All figures in this column represent options to purchase the Company's Common Stock.

   The following table sets forth certain information regarding grants of stock options made during the fiscal year ended March 31, 2001 to the executive officers named in the Summary Compensation Table. Since inception, Sonic Solutions has not granted any stock appreciation rights.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                            Individual Grants
                            -------------------------------------------------
                                                                              Potential Realizable
                                                                                Value at Assumed
                             Number of   Percent of                           Annual Rates of Stock
                            Securities  Total Options                          Price Appreciation
                            Underlying   Granted to   Exercise or                for Option Term
                              Options   Employees in      Base     Expiration ---------------------
   Name                     Granted (#)  Fiscal Year  Price ($/sh)    Date        5%        10%
   ----                     ----------- ------------- ------------ ---------- ---------- ----------
   Robert J. Doris.........   85,000           8%       $3.0000      9/5/10   $   12,750 $   25,000
   Mary C. Sauer...........   40,000           4%       $ 3.000      9/5/10   $    6,000 $   12,000
   Christopher A. Kryzan...   48,000           5%       $1.5630      4/1/10   $    3,751 $    7,502
   A. Clay Leighton........   50,000           5%       $1.5630      9/1/10   $    3,907 $    7,815

   The exercise price is equal to the fair market value of Sonic Solutions' Common Stock on the date of grant, as determined by reference to the closing price of Sonic Solutions' Common Stock on the Nasdaq National Market. The options are subject to earlier expiration in the event of the officer's termination of employment with Sonic Solutions. Potential realizable value is based on an assumption that the fair market value of the stock on the date of grant appreciates at the stated rate, compounded annually, from the date of grant until the end of the option terms. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not relect Sonic Solutions' estimate of future stock price appreciation. All of the options in the above table were granted under Sonic Solutions' Stock Option Plan, and vest over a period of one year at a rate of 8.3333 percent per month.

   The following table sets forth information regarding the number and value of options exercised during the fiscal year ended March 31, 2001 and of unexercised options held by the named executive officers on March 31, 2001. Value is considered to be the difference between exercise price and the closing price of $1.313 per share of the Common Stock as quoted on the Nasdaq National Market on March 31, 2001.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                     Number of Securities
                            Shares     Aggregate    Underlying Unexercised      Value of In-the-Money
                         Acquired on     Value     Option at Fiscal Year End      at Fiscal Year End
Name                     Exercise (#) Realized ($) Exercisable/Unexercisable Exercisable/Unexercisable(1)
----                     ------------ ------------ ------------------------- ----------------------------
Robert J. Doris.........         0            0         387,500/42,500                   $0/0
Mary C. Sauer...........         0            0         197,000/35,000                   $0/0
Christopher A. Kryzan...         0            0         190,083/22,917                   $0/0
A. Clay Leighton........    33,000      $68,357         216,771/28,229                   $0/0

--------
(1) These values have not been, and may not be, realized, and are based on the positive spread between the respective exercise prices of the outstanding stock options and the closing price of Sonic Solutions' Common Stock at March 31, 2001 ($1.313).

   Sonic Solutions did not make any awards during the fiscal year ended March 31, 2001 to any of the executive officers named in the Summary Compensation Table under any long-term incentive plan providing compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, excluding the stock options set forth above.

             REPORT OF THE BOARD REGARDING EXECUTIVE COMPENSATION

   The Board does not have a Compensation Committee. Accordingly, it is the responsibility of the entire Board to determine the most effective total executive compensation strategy, based upon the business needs of the Company and consistent with shareholders' interests, to administer the Company's executive compensation plans, programs and policies, to monitor corporate performance and its relationship to compensation of executive officers, and to take other appropriate actions concerning matters of executive compensation.

 Compensation Philosophy

   The Company was formed in 1986 as a private company and initially offered Common Stock to the public in February 1994. Four key goals form the basis for compensation decisions for all employees of the Company:

     1. To attract and retain the most highly qualified management and employee team;

     2. To pay competitively compared to similar audio and video software and hardware companies and to provide appropriate reward opportunities for achieving high levels of performance compared to similar organizations in the marketplace;

     3. To emphasize sustained performance by aligning rewards with shareholder interests; and

     4. To motivate executives and employees to achieve the Company's annual and long-term business goals and encourage behavior toward the fulfillment of those objectives.

   Equity participation and a strong alignment to shareholders' interests are key elements of the Company's executive compensation philosophy. As a result of this philosophy, the Company's executive compensation program consists of base salary, cash bonuses, incentive stock options and standard benefits.

   Base Salary and Cash Bonuses. The Board recognizes the importance of maintaining compensation practices and levels of compensation competitive with those offered by audio and video software and hardware companies in comparable stages of development. For external marketplace comparison purposes, a significant group of companies operating in our industry are utilized for determining competitive compensation levels.

   Base salary represents the fixed component of the executive compensation program. The Company's philosophy regarding base salaries is conservative, maintaining base salaries at or somewhat below the competitive industry approximate median. Determination of base salary levels is established on an annual review of marketplace competitiveness with similar audio and video software and hardware companies, and on individual performance. Periodic increases in base salary relate to individual contributions evaluated against established objectives, relative marketplace competitiveness levels, length of service, and the industry's annual competitive pay practice movement.

   Cash bonuses are based primarily on the Company's financial performance for the year and also include an assessment of individual performance.

   Equity Ownership--Stock Options. The Board strongly believes that it is important for key employees who have significant responsibility for the management, growth, and future success of the company to have significant equity ownership interest in the Company and have the potential to gain financially from Company stock price increases. The interests of shareholders, executives and employees should thereby be closely aligned. The Board seeks to provide such ownership interest to executives and key employees, giving them the right to purchase shares of Common Stock of the Company in the future at a price equal to fair market value at the date of grant. The Company generally grants such stock options throughout the year.

   Under the Company's Stock Option Plan, shares of the Company's Common Stock may be purchased at the option price set by the Company. All grants must be exercised according to the provisions of the Company's

Stock Option Plan. All outstanding options expire on the earlier of ten years after the date of grant or 90 days after termination of service with the Company.

   Other Benefits. The Company's philosophy is to provide adequate health- and welfare-oriented benefits to executives and employees. The Company provides no other executive benefits.

   The Company's Chief Executive Officer, Mr. Doris, is also a founder of the Company with a significant equity interest. The Board seeks to compensate Mr. Doris primarily through base salary. In fiscal 2001, Mr. Doris was eligible to receive a base salary of $225,000, which was consistent with fiscal 2000. Mr. Doris did not receive a cash bonus in the fiscal year ended March 31, 2001. In establishing Mr. Doris' salary the Board considered the Company's past growth in revenue and profitability, the Company's experience in achieving product development goals, domestic and international sales and the Company's ability to develop the current management team. The total cash compensation paid to Mr. Doris in the fiscal year ended March 2001 is less than that paid to chief executive officers of the competitive industry comparative group; however, the Board believes that this compensation is appropriate in light of his equity interest.

 Summary

   The Board believes that the compensation of executives by the Company is appropriate and competitive with the compensation programs provided by other audio and video software and hardware companies with which the Company competes for executives and employees in light of the equity interests of the Company's founders. The Board believes its compensation strategy, principles, and practices result in a compensation program tied to shareholder returns and linked to the achievement of annual and longer-term financial and operational results of the Company on behalf of the Company's shareholders.

 The Board of Directors

       --Robert J. Doris
       --Robert M. Greber
       --Peter J. Marguglio
       --Mary C. Sauer
       --R. Warren Langley

Compensation Committee Interlocks and Insider Participation

   The Board does not have a Compensation Committee. Accordingly, the entire Board determines executive compensation. Robert J. Doris and Mary C. Sauer are directors and are the founders and principal executive officers of the Company.

Compliance with Section 16(a) of the Exchange Act

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission and the National Association of Securities Dealers. Such officers, directors and ten percent shareholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms that they file.

   Based solely on representations from certain reporting persons, the Company believes that, during the fiscal year ended March 31, 2001, each of the following persons failed to file a Form 5 within the time period required by the rules and regulations of the Securities and Exchange Commission: Robert J. Doris, Mary C. Sauer, Peter J. Marguglio, Robert M. Greber, Christopher A. Kryzan and A. Clay Leighton. The Company also believes R. Warren Langley failed to file a Form 3 within the time period required.

                               PERFORMANCE GRAPH

   The following performance graph compares the cumulative total stockholder return on our common stock with the cumulative total return of of the Standard and Poors 500 Index and the JP Morgan H&Q Technology Index. The total stockholder return reflects the change in share price during the period, assuming an investment of $100 on March 31, 1996 plus the reinvestment of dividends, if any. No dividends were paid on the common stock during the period shown. The stock price performance shown below is not necessarily indicative of future stock price performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                   AMONG SONIC SOLUTIONS, THE S&P 500 INDEX
                    AND THE JP MORGAN H&Q TECHNOLOGY INDEX

                                    [Graph]

                     FYE 03/96 FYE 03/97 FYE 03/98 FYE 03/99 FYE 03/00 FYE 03/01
--------------------------------------------------------------------------------
  Sonic Solutions..   $100.00   $ 90.91   $ 44.55   $ 60.00   $134.55   $ 19.10
  S&P 500 Index....   $100.00   $119.82   $177.34   $210.07   $247.77   $194.06
  H&Q Technology...   $100.00   $116.23   $173.10   $242.17   $560.21   $224.50

                        INDEPENDENT PUBLIC ACCOUNTANTS

   The Board has selected KPMG LLP as independent public accountants to audit the financial statements of the Company for the 2002 fiscal year. KPMG LLP has acted as the Company's auditors since March 31, 1993. Representatives of KPMG LLP are expected to be present at the Annual meeting and will have an opportunity to make a statement if they desire to do so. The representatives of KPMG LLP also will be available to respond to questions raised during the meeting. The Audit Committee approved non-audit services performed by KPMG LLP in fiscal year 2001, and determined that such services were compatible with maintaining KPMG LLP's independence with respect to the Company. A summary of the fees paid to KPMG LLP for services in fiscal year 2001 appears below.

                                                 Financial Information
                                         Audit    Systems Design and
   Fees                                   Fees    Implementation Fees  All Other
   ----                                  -----   --------------------- ---------
   KPMG LLP............................ $122,950           $0           $76,570

                             SHAREHOLDER PROPOSALS

   Proposals of shareholders of the Company which are intended to be presented at the Company's 2001 annual meeting of shareholders must be received by the Secretary of the Company no later than June 4, 2002 in order to be included in the proxy soliciting material relating to that meeting.

                                 OTHER MATTERS

   The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend.

                                          THE BOARD OF DIRECTORS

Dated: July 18, 2001

                                                                      EXHIBIT A

                            AUDIT COMMITTEE CHARTER

                     ADOPTED BY THE BOARD OF DIRECTORS OF
                                SONIC SOLUTIONS

Purposes:

   The purposes of the audit committee are to:

  Monitor the integrity of the financial statements of the company.

  Oversee the independence of the company's independent auditor.

  Recommend to the board of directors the selection of the independent auditor, evaluate the independent auditor and, where appropriate, recommend the replacement of the independent auditor; it being understood that the independent auditor is ultimately accountable to the board of directors and the audit committee, and that the board of directors and the audit committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor (or to propose the independent auditor for stockholder approval).

Composition:

  By June 14, 2001 (or earlier if possible), the audit committee shall be composed of three or more directors, as determined by the board of directors, each of whom shall be meet the independence and financial literacy requirements of NASDAQ, and at least one of whom shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

  Unless a chair is designated by the board of directors, the committee members may appoint their own chair by majority vote.

Responsibilities

  Recommend to the board of directors the selection of the independent auditor, which shall ultimately be accountable to the audit committee and the board of directors.

  Evaluate the written disclosures and the letter that the independent auditor submits to the audit committee regarding the auditor's independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor and, if so determined by the audit committee in response to such reports, recommend that the board of directors take appropriate action to oversee the independence of the independent auditor.

  Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

  Meet with management and the independent auditor to review and discuss the annual financial statements and the report of the independent auditor thereon and, to the extent the independent auditor or management brings any such matters to the attention of the audit committee, to discuss significant issues encountered in the course of the audit work, including restrictions on the scope of activities, access to required information or the adequacy of internal controls.

  Review the management letter delivered by the independent auditor in connection with the audit.

  Following such reviews and discussions, if so determined by the audit committee, recommend to the board of directors that the annual financial statements be included in the company's annual report.

  Meet quarterly with management and the independent auditor to review and discuss the quarterly financial statements; provided that this responsibility may be delegated to the chairman of the audit committee.

  Meet at least once each year in separate executive sessions with management and the independent auditor to discuss matters that the committee or either of these groups believes could significantly affect the financial statements and should be discussed privately.

  Have such meetings with management as the audit committee deems appropriate to discuss significant financial risk exposures facing the company, and steps management has taken to monitor and control such exposures.

  Review significant changes to the company's accounting principles and practices proposed by the independent auditor or management.

  Evaluate the performance of the independent auditor and, if so determined by the audit committee, recommend to the board of directors replacement of the independent auditor.

  At the request of company counsel, review with company counsel legal and regulatory matters that may have a significant impact on the company's financial statements, compliance policies or programs.

  Conduct or authorize such inquiries into matters within the committee's scope of responsibility as the committee deems appropriate. The committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any such inquiries.

  Provide minutes of audit committee meetings to the board of directors, and report to the board of directors on any significant matters arising from the committee's work.

  At least annually, review and reassess this charter and, if appropriate, recommend proposed changes to the board of directors.

  Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement.

 It is  not the  responsibility of  the  audit committee  to plan  or conduct audits, or  to determine  whether the  company's financial  statements are
   complete  and  accurate   or  in  accordance   with  generally  accepted
    accounting  principles. It  is  not the  responsibility  of the  audit committee  to conduct inquiries,  to resolve disagreements, if  any, between  management  and the  independent  auditor, or  to  assure
       compliance   with  laws,   regulations  or  company   compliance
         policies or programs.

                                SONIC SOLUTIONS

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) Robert J. Doris and A. Clay Leighton, or either of them, each with full power of substitution, the lawful attorneys and proxies of the undersigned to vote as designated on the reverse side, and in their discretion, upon such other business as may properly be presented to the meeting, all of the shares of SONIC SOLUTIONS which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders to be held September 4, 2001, and at any adjournments or postponements thereof.

     This proxy, when properly executed, will be voted in the manner directed by
the undersigned shareholder.   WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE
VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE.   The proxy holders in their
discretion may cumulate votes for the election of directors.   This proxy may be
revoked at any time prior to the time it is voted by any means described in the accompanying Proxy Statement.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

--------------------------------------------------------------------------------

The Board of Directors recommends a vote FOR Item 1.   Please mark your      [X]
                                                       votes as indicated
                                                       in this example

Proposal 1 - ELECTION OF DIRECTORS
                                       WITHHELD
                              FOR       FOR ALL
                              [_]        [_]       Please complete, date and
                                                   sign this proxy and mail
                                                   it promptly in the enclosed
                                                   envelope to assure
                                                   representation of your
                                                   shares.

Nominees:

  01)   Robert J. Doris      02)   Peter J. Marguglio    03)   R. Warren Langley

  04)   Robert M. Greber     05)   Mary C. Sauer


WITHHELD FOR: (Write that nominee's name in the space provided below).

________________________________________________________________________________



Signature______________________  Signature________________________  Date________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                              FOLD AND DETACH HERE